                                                                 Exhibit (h)(3)

                                  Schedule A
                             Nuveen Open-End Funds
                           Dated as of: May 31, 2006

NWQ Multi-Cap Value Fund*
NWQ International Value Fund*
Rittenhouse Growth Fund*
NWQ Small-Cap Value Fund*
NWQ Value Opportunities Fund*
NWQ Global Value Fund*
NWQ Global All-Cap Fund*
Santa Barbara Growth Fund*
Santa Barbara Growth Opportunities Fund*
Balanced Municipal and Stock Fund*
Balanced Stock and Bond Fund*
Large-Cap Value Fund*
Santa Barbara Dividend Growth Fund*
All American Municipal Bond Fund*
High Yield Municipal Bond Fund*
Insured Municipal Bond Fund *
Intermediate Duration Municipal Bond Fund*
Limited Term Municipal Bond Fund*
Core Bond Fund*
High Yield Bond Fund*
Short Duration Bond Fund*
Arizona Municipal Bond Fund*
California Municipal Bond Fund*
California Insured Municipal Bond Fund*
California High Yield Municipal Bond Fund*
Colorado Municipal Bond Fund*
Connecticut Municipal Bond Fund*
Florida Municipal Bond Fund*
Georgia Municipal Bond Fund*
Kansas Municipal Bond Fund*
Kentucky Municipal Bond Fund*
Louisiana Municipal Bond Fund*
Maryland Municipal Bond Fund*
Massachusetts Municipal Bond Fund*
Massachusetts Insured Municipal Bond Fund*
Michigan Municipal Bond Fund*
Missouri Municipal Bond Fund*
New Jersey Municipal Bond Fund*
New Mexico Municipal Bond Fund*
New York Municipal Bond Fund*
New York Insured Municipal Bond Fund*

                                  Schedule A
                             Nuveen Open-End Funds
                           Dated as of: May 31, 2006
                                  (continued)

North Carolina Municipal Bond Fund*
Ohio Municipal Bond Fund*
Pennsylvania Municipal Bond Fund*
Tennessee Municipal Bond Fund*
Virginia Municipal Bond Fund*
Wisconsin Municipal Bond Fund*
Nuveen Symphony Large-Cap Value*
Nuveen Symphony All-Cap Core*
Nuveen Symphony Mid-Cap Core*
Nuveen Symphony Small-Mid Cap Core*

--------
*  Massachusetts Business Trust


FUND                               STATE STREET BANK AND TRUST COMPANY

BY: /s/ Tina M. Lazar              BY: /s/ Joseph L. Hooley
    -----------------------------      ---------------------------------------
As an Authorized Officer on            Joseph L. Hooley Executive Vice
behalf of each of the                  President
Fundsindicated on Schedule A